Exhibit 10.1

AMENDMENT NO. 4

AMENDMENT NO. 4 dated as of December 14, 2012 among The GEO Group, Inc., a Florida corporation (the “Borrower”), its Subsidiaries listed on the signature pages hereto, and BNP Paribas, in its capacity as Administrative Agent under the Credit Agreement referred to below (the “Administrative Agent”) pursuant to authority granted to it by the Required Lenders.

The Borrower, the Lenders party thereto and the Administrative Agent are parties to a Credit Agreement dated as of August 4, 2010 (as amended by Amendment No. 1 dated as of February 8, 2011, by Amendment No. 2 dated as of May 2, 2011, by Amendment No. 3 dated as of August 30, 2012 and as the same may be further modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the Lenders to the Borrower in an aggregate principal or face amount not exceeding $1,100,000,000.

The Borrower intends to elect to be treated as a real estate investment trust as defined and taxed under Section 856-860 of the Internal Revenue Code of 1986, as amended from time to time, and in furtherance thereof, the Borrower intends to restructure its operations, including to divest its healthcare division pursuant to that certain Purchase Agreement by and between Borrower and GEO Care Holdings LLC, a Florida limited liability company.

In connection therewith, the Borrower has requested, and the Lenders party hereto have agreed, that the Credit Agreement be amended in certain respects on the terms and conditions hereof, and accordingly the parties hereto hereby agree as follows:

Section 1. Definitions; Section References. Except as otherwise defined in this Amendment No. 4 or as the context requires, terms defined in the Credit Agreement are used herein as defined therein, and references to Sections mean the respective Sections of the Credit Agreement.

Section 2. Amendments.

2.1 References Generally. References in the Loan Documents to the Credit Agreement (including in the Credit Agreement to the “Agreement”), shall be deemed to be references to the Credit Agreement as amended hereby.

2.2 Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

(a) Definitions.

(i) The following new defined terms shall be inserted into Section 1.01 in the appropriate alphabetical order:

“Amendment No. 4” means Amendment No. 4 to this Agreement dated as of December 14, 2012.

“Amendment No. 4 Effective Date” means the date on which the amendments contemplated by Amendment No. 4 become effective.

“Purchase Agreement” means that certain Purchase Agreement between Borrower and GEO Care Holdings LLC, dated on or about December 4, 2012.

“Purchaser” means GEO Care Holdings LLC, a Florida limited liability company and Affiliate of the Borrower.

“REIT” means a real estate investment trust as defined and taxed under Section 856-860 of the Internal Revenue Code of 1986, as amended from time to time.

(ii) The definition of EBITDA in Section 1.01 shall be amended to read as follows:

“EBITDA” means, for any period, Net Income for such period plus the sum of the following determined on a consolidated basis, without duplication, for the Borrower and its Subsidiaries and Other Consolidated Persons in accordance with GAAP: (a) the sum of the following to the extent deducted in determining Net Income: (i) income and franchise taxes, (ii) Interest Expense, (iii) amortization, depreciation and other non-cash charges (excluding insurance reserves), (iv) extraordinary charges, (v) an amount (not exceeding $20,000,000) equal to the aggregate amount of start-up and transition costs incurred during such period in connection with Facilities and operations, and (vi) the amount of transaction costs and expenses and extraordinary charges incurred with respect to activities (including any restructuring) undertaken in good faith for the purpose of permitting the Borrower to elect to be treated as a REIT, as certified by a Financial Officer of the Borrower to the Administrative Agent, whether or not incurred prior to, on or after such election, less (b) to the extent added in determining Net Income, interest income and any extraordinary gains. If the Acquisition or any Permitted Acquisition is consummated at any time during a period for which EBITDA is calculated, EBITDA for such period shall be calculated on a Pro Forma Basis and, to the extent deducted in determining Net Income for such period, the amount of transaction costs and expenses and extraordinary charges relating to the Acquisition or such Permitted Acquisition (or relating to any acquisition consummated by the acquired entity prior to the closing of the Acquisition or such Permitted Acquisition but during the period of computation), as the case may be, shall be added to EBITDA for such period. For avoidance of doubt, the Make-Whole Premium (as defined in the MCF Indenture) and expenses paid in respect of the redemption of the MCF Bonds shall be deemed a transaction expense related to the acquisition of MCF.”

(b) Other Amendments.

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(i) The last sentence of Section 1.04 is amended by adding the following immediately before the period at the end thereof:

“; provided however, the Borrower may change its fiscal year to a calendar year, and concurrently therewith, may change the duration of its fiscal quarters to coincide with each calendar quarter”

(ii) Section 6.03 shall be amended by deleting “and” at the end of paragraph (k) thereof, replacing the period with “;” at the end of paragraph (l) thereof and adding a new paragraph (m) and a new paragraph (n) thereto reading as follows:

“(m) the Borrower may sell, lease, transfer or otherwise dispose of any of its property or assets to any Restricted Subsidiary that is a Guarantor; and

(n) the Borrower may sell all of its Equity Interests in GEO Care, Inc. to Purchaser on substantially the terms and conditions set forth in the Purchase Agreement.”

(iii) Section 6.04 shall be amended by deleting “and” at the end of paragraph (n) thereof, replacing the period with “; and” at the end of paragraph (o) thereof and adding a new paragraph (p) thereto reading as follows:

“(p) Investments in Restricted Subsidiaries that are Guarantors.”

(iv) Section 6.05(b) shall be amended and restated as follows:

“(b) the Borrower may declare and pay dividends with respect to its capital stock payable in additional shares of its common stock (provided that any related dividends in any other form, including cash, shall be subject to the limitations set forth in this Section 6.05), and may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans established in the ordinary course of business for directors, management, employees or consultants of the Borrower and its Subsidiaries;”

(v) Section 6.05(c) shall be amended and restated as follows:

“(c) if no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may declare, pay and make Restricted Payments in an aggregate amount after the date hereof not exceeding the sum of (i) $75,000,000 after the Amendment No. 4 Effective Date, plus (ii) the lesser of $50,000,000 or the sum of (x) the aggregate amount of Net Available Proceeds from Equity Issuances received by the Borrower after the Amendment No. 1 Effective Date not required to prepay Loans pursuant to Section 2.10 hereof and not used for

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any other purpose plus (y) 50% of the aggregate value of all capital stock issued by the Borrower after the Amendment No. 1 Effective Date as consideration for Permitted Acquisitions;”

(vi) Section 6.05(d) shall be amended and restated as follows:

“(d) the Borrower may make Restricted Payments in an aggregate amount not exceeding the sum of $90,000,000; provided that (i) no Default or Event of Default shall have occurred and be continuing or result therefrom, (ii) the Borrower has publicly announced that it intends to qualify as a REIT, and (iii) a Financial Officer of the Borrower certifies to the Administrative Agent within the period of five (5) Business Days prior to any such Restricted Payments that such Restricted Payments are being made in good faith for the purpose of, directly or indirectly, permitting the Borrower to elect to qualify as a REIT (notwithstanding that any such election may not occur on a date on or about the date of such Restricted Payments)”.

(vii) Section 6.06 shall be amended by deleting “and” at the end of first clause (c) thereof, replacing the second use of “(c)” thereof with “(d)”, and replacing the period at the end of renamed clause (d) with “; and” and adding a new paragraph (e) thereto reading as follows:

“(e) the transactions contemplated by the Purchase Agreement, including the exhibits thereto.”

(viii) Section 6.09(a) shall be amended and restated as follows:

“(a) Total Leverage Ratio. The Borrower will not permit the Total Leverage Ratio on the last day of any of its fiscal quarters to exceed the ratio set forth below opposite the period in which such last day falls:

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Period	Maximum Ratio
Effective Date through and including the last day of the fiscal year 2011	5.25 to 1.00

First day of the fiscal year 2012 through and including the last day of the second quarter of the fiscal year 2013	5.00 to 1.00

First day of the third quarter of fiscal year 2013 through and including the last day of the fiscal year 2013	4.75 to 1.00

Thereafter	4.25 to 1.00	”

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent, that: (a) the representations and warranties set forth in Article III (as hereby amended) of the Credit Agreement, and in each of the other Loan Documents, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article III to “this Agreement” included reference to this Amendment No. 4 and (b) no Default has occurred and is continuing. All references herein to “the date hereof” mean references to the date of the Credit Agreement.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective on the date that each of the following conditions shall have been satisfied:

(a) Each Lender which has provided its consent to the Amendment No. 4 shall have received an amendment work fee equal to 10 basis points of the sum of such Lender’s total Revolving Credit Exposure, outstanding Term Loans, outstanding Incremental Loans and unused Commitments; and

(b) the Administrative Agent shall have received counterparts of this Amendment No. 4 executed by the Borrower, the Guarantors and the Administrative Agent, pursuant to authority granted to it by the Required Lenders.

Section 5. Security Documents. The Borrower and the Guarantors hereby ratify and confirm their respective obligations, and the Liens respectively granted by them, under the Loan Documents.

Section 6. Miscellaneous. Except as herein provided, the Loan Documents shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.

THE GEO GROUP, INC., as Borrower

By:	/s/ Shayn March
Name: Shayn March Title: VP & Treasurer The GEO Group, Inc.

Amendment No. 4

GUARANTORS: CORRECTIONAL SERVICES CORPORATION

By:	/s/ Shayn March
Name: Shayn March Title: VP Finance

CORRECTIONAL PROPERTIES PRISON FINANCE LLC

By:	/s/ Shayn March
Name: Shayn March Title: Tresaurer

CPT LIMITED PARTNER, LLC

By:	/s/ Shayn March
Name: Shayn March Title: Treasurer

CPT OPERATING PARTNERSHIP L.P. By: GEO Acquisition II, Inc., as General Partner

By:	/s/ Shayn March
Name: Shayn March Title: Treasurer

GEO ACQUISITION II, INC.

By:	/s/ Shayn March
Name: Shayn March Title: Treasurer

GEO CARE, INC.

By:	/s/ Shayn March
Name: Shayn March Title: Assistant Treasurer Geo Care, Inc.

Amendment No. 4

GEO HOLDINGS I, INC.

By:	/s/ Shayn March
Name: Shayn March Title: Treasurer

GEO RE HOLDINGS LLC

By:	/s/ Shayn March
Name: Shayn March Title: Assistant Treasurer

GEO TRANSPORT, INC.

By:	/s/ Shayn March
Name: Shayn March Title: VP, Assistant Treasurer

GEO CARE OF SOUTH CAROLINA, INC.

By:	/s/ Shayn March
Name: Shayn March Title: VP, Finance

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC

By:	/s/ Shayn March
Name: Shayn March Title: Treasurer

CORNELL COMPANIES, INC.

By:	/s/ Shayn March
Name: Shayn March Title: VP & Treasurer

Amendment No. 4

CCG I CORPORATION

By:	/s/ Shayn March
Name: Shayn March Title: VP & Treasurer

CORNELL ABRAXAS GROUP, INC.

By:	/s/ Shayn March
Name: Shayn March Title: VP & Treasurer

.

CORNELL CORRECTIONS MANAGEMENT, INC

By:	/s/ Shayn March
Name: Shayn March Title: VP & Treasurer

CORNELL CORRECTIONS OF ALASKA, INC.

By:	/s/ Shayn March
Name: Shayn March Title: VP & Treasurer

CORNELL CORRECTIONS OF CALIFORNIA, INC.

By:	/s/ Shayn March
Name: Shayn March Title: VP & Treasurer

CORNELL CORRECTIONS OF RHODE ISLAND, INC.

By:	/s/ Shayn March
Name: Shayn March Title: VP & Treasurer

Amendment No. 4

CORNELL CORRECTIONS OF TEXAS, INC.

By:	/s/ Shayn March
Name: Shayn March Title: VP & Treasurer

CORNELL INTERVENTIONS, INC.

By:	/s/ Shayn March
Name: Shayn March Title: VP & Treasurer

CORRECTIONAL SYSTEMS, INC.

By:	/s/ Shayn March
Name: Shayn March Title: VP & Treasurer

WBP LEASING, INC.

By:	/s/ Shayn March
Name: Shayn March Title: VP & Treasurer

WBP LEASING, LLC

By:	/s/ Shayn March
Name: Shayn March Title: VP & Treasurer

BII HOLDING CORPORATION

By:	/s/ Shayn March
Name: Shayn March Title: VP, Assistant Treasurer

Amendment No. 4

BII HOLDING I CORPORATION

By:	/s/ Shayn March
Name: Shayn March Title: VP & Assistant Treasurer

BEHAVIORAL HOLDING CORP.

By:	/s/ Shayn March
Name: Shayn March Title: VP & Assistant Treasurer

BEHAVIORAL ACQUISITION CORP.

By:	/s/ Shayn March
Name: Shayn March Title: VP & Assistant Treasurer

B.I. INCORPORATED

By:	/s/ Shayn March
Name: Shayn March Title: VP & Assistant Treasurer

MCF GP, LLC,

By:	/s/ Shayn March
Name: Shayn March Title: Treasurer

GEO MCF LP, LLC

By:	/s/ Shayn March
Name: Shayn March Title: Treasurer

Amendment No. 4

MUNICIPAL CORRECTIONS FINANCE, L.P., By: MCF GP, LLC, as General Partner

By:	/s/ Shayn March
Name: Shayn March Title: Treasurer

Amendment No. 4

BNP PARIBAS, as Administrative Agent

By:	/s/ Brendan Heneghan
Name: Brendan Heneghan Title: Vice President

By:	/s/ John Treadwell, Jr.
Name: John Treadwell, Jr. Title: Vice President

Amendment No. 4